Annual Fund Operating Expenses - Class P Shares - Alger 35 Fund - P - Class P	Mar. 01, 2021
Operating Expenses:
Advisory Fees	0.45%	[1]
Other Expenses (as a percentage of Assets):	1.57%
Total Annual Fund Operating Expenses	2.02%
Fee Waiver and/or Expense Reimbursement	1.47%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

[1]	Advisory fee has been restated to reflect current fees. The advisory fee paid to Fred Alger Management, LLC (the “Manager”) is the lesser of (i) an annual rate of 0.45% of the Fund’s average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s Class P-2 Shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. Effective November 1, 2021, the advisory fee paid to the Manager will be an annual rate of 0.45% of the Fund's average daily net assets. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2020 was .80%.
[2]	The Manager has contractually agreed to limit the Other Expenses of the Fund so that such expenses never exceed 0.10% of average daily net assets of the Fund’s Class P Shares. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.